UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2013

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 21, 2013, Hudson Global, Inc. issued a press release announcing its financial results for the full year and three months ended December 31, 2012. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

Included in Exhibit 99.1 are references to “liquidity.” The company believes that this non-GAAP measure provides investors useful information about its combined available cash and borrowing capacity.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.
None.

(b) Pro Forma Financial Information.
None.

(c) Shell Company Transactions
None.

(d) Exhibits
99.1    Press Release of Hudson Global, Inc. issued on February 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC. (Registrant)

By:	/s/ MARY JANE RAYMOND
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

	Dated:	February 21, 2013

Hudson Global, Inc.
Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Hudson Global, Inc. issued on February 21, 2013.